Exhibit 1
                                                                       ---------


                       GRASSI & CO., CPAs, P.C. Letterhead





May 8, 2003




Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Dear Sirs:

We have read the statements made by Western Power & Equipment Corp., which we understand will be filed with the Commission pursuant to Item 4 on Form 8-K, as part of the Company's Report on the Form 8-K dated May 1, 2003.

We agree with the statements concerning our firm in said 8-K.

Very truly yours,

GRASSI & CO., CPAs, P.C.


By: /s/ Louis C. Grassi
    --------------------------------
Name: Louis C. Grassi, CPA, CFE
Title:   Managing Partner



cc:  Mark J. Wright
     Western Power & Equipment Corp.